UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: June 17, 2009
PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)
(623) 580-6100

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) (c) Appointment of New Chief Executive Officer; (d) Appointment of New Director
     On June 18, 2009, PetSmart, Inc. announced the appointment of Robert F. Moran as President and Chief Executive Officer, succeeding Philip L. Francis as PetSmart’s Chief Executive Officer, effective June 17, 2009. Mr. Francis will remain with PetSmart as Chairman of the Board of Directors in an executive capacity. Mr. Moran was also appointed to our Board of Directors, effective June 17, 2009, to serve in the class that will continue in office until the 2010 Annual Meeting of Stockholders.
     Mr. Moran, age 58, was appointed President and Chief Operating Officer of PetSmart in December 2001. He joined PetSmart as President of North American Stores in July 1999. From 1998 to 1999, he was President of Toys ‘R’ Us, Ltd., Canada. Prior to 1991 and from 1993 to 1998, for a total of 20 years, he was with Sears, Roebuck and Company in a variety of financial and merchandising positions, including President and Chief Executive Officer of Sears de Mexico. He was also Chief Financial Officer and Executive Vice President of Galerias Preciados of Madrid, Spain from 1991 through 1993.
     Mr. Moran will continue to be employed by PetSmart “at will” and his annual base salary will be $995,000. Mr. Moran’s employment will continue to be governed by that certain Amended and Restated Employment Agreement, dated September 24, 2008, which is filed as Exhibit 10.13 to our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission, or SEC, on November 26, 2008. Mr. Moran will also continue to be eligible for benefits under our Amended and Restated Executive Change in Control and Severance Benefit Plan, which is filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q, filed with the SEC on November 26, 2008. Please see the section entitled “Employment and Severance Arrangements” in our Definitive Proxy Statement filed with the SEC on May 4, 2009 for a description of this agreement and plan.
     Mr. Moran is a participant under our Executive Short-Term Incentive Plan, or ESTIP, which is filed as Appendix B to our Definitive Proxy Statement filed with the SEC on May 4, 2009. Please see our Current Report on Form 8-K, filed with the SEC on February 19, 2009 for a description of cash bonuses for our fiscal year ending January 31, 2010 that may be awarded under the ESTIP and pursuant to other performance metrics. In connection with his appointment, Mr. Moran’s target bonus under the ESTIP and for other performance metrics was increased from 75% to 100% of his base salary and his target bonus for our fiscal year ending January 31, 2010 will be prorated between 75% and 100%. Mr. Moran is also a participant in our 2009 Performance Share Unit Program. Please see our Current Report on Form 8-K, filed with the SEC on February 19, 2009 for a description of this program, which is filed as Exhibit 10.2 thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/s/ J. Dale Brunk
Dated: June 18, 2009		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary